EXHIBIT 1.1

                        FORM OF UNDERWRITING AGREEMENT




                                                                 EXHIBIT 1.1


                         GS MORTGAGE SECURITIES CORP.

                          MORTGAGE-BACKED SECURITIES

                            UNDERWRITING AGREEMENT



                             _______________, 200_


Goldman Sachs & Co.
85 Broad Street
New York, New York 10004


The other Underwriters named in the applicable Terms Agreement


Dear Sirs:

1. INTRODUCTION. GS Mortgage Securities Corp., a Delaware corporation (the "Company"), from time to time proposes to issue and sell Mortgage-Backed Certificates ("Certificates") in various series (each a "Series") and, through Trusts named in the applicable Terms Agreement (as herein defined) to issue and sell Mortgaged-Backed Notes ("Notes" and collectively with the Certificates, the "Securities"), and, within each Series, in various classes, in one or more offerings on terms determined at the time of sale. The Certificates of each series will be issued pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Company, as depositor, one or more master servicers which may include the Company and a third-party trustee (the "Trustee"), and the Notes of each Series will be issued pursuant to an indenture (each, an "Indenture" to be entered into by the Trust Fund (as defined in the Pooling and Servicing Agreement) and the Indenture Trustee designated therein (each, an "Indenture Trustee"). Upon issuance, the Certificates of each series will evidence undivided interests in the Trust Fund established for such series containing mortgages or, in the event the Trust Fund, or a portion thereof, constitutes the upper tier of a two-tier real estate mortgage investment conduit ("REMIC"), the Trust Fund may contain interests issued by a lower tier trust which will contain mortgages, all as described in the Prospectus (as defined below). Upon issuance the Notes of each Series will evidence binding debt obligations of the Company secured by a pool of mortgages, all as described in the relevant Prospectus Supplement (as defined below). Terms used herein but not otherwise defined herein which are defined in the Pooling and Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Terms used herein but not otherwise defined herein which are defined in the Indenture shall have the meanings ascribed to them in the Indenture.

                  Whenever the Company determines to make an offering of a Series of Securities (an "Offering") through you or an underwriting syndicate managed or co-managed by you, it will offer to enter into an agreement ("Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, you and such other co-managers and underwriters, if any, which have been selected by you and have authorized you to enter into such Terms Agreement and other related documentation on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Securities or as a co-manager or as a member of an underwriting syndicate). The Terms Agreement relating to each Offering shall specify the principal amount of Securities to be issued and their terms not otherwise specified in the Pooling and Servicing Agreement or the Indenture, the price at which either the Certificates are to be purchased by each of the Underwriters from the Company or the Notes are to be purchased by each of the Underwriters from the Trust Fund and the initial public offering price or the method by which the price at which the Certificates or the Notes are to be sold will be determined. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto for Certificates and substantially in the form of Exhibit B hereto for Notes, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each Offering governed by this Agreement, as supplemented by the applicable Terms Agreement, shall inure to the benefit of and be binding upon the Company and each of the Underwriters participating in the Offering of such Securities.

                  The Company hereby agrees with the Underwriters as follows:

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as of the date hereof, and to the Underwriters named in the applicable Terms Agreement as of the date of such Terms Agreement, as follows:

(a) A registration statement, including a prospectus, and such amendments thereto as may have been required to the date hereof, relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended ("Act"), have been filed with the Securities and Exchange Commission ("Commission") and such registration statement as amended has become effective. Such registration statement as amended and the prospectus relating to the sale of Securities constituting a part thereof as from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission ("Rules and Regulations") under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the Effective Date of the Registration Statement or the date of the Prospectus Supplement, are respectively referred to herein as the "Registration Statement" and the "Prospectus"; provided, however, that a supplement to the Prospectus (a "Prospectus Supplement") prepared pursuant to Section 5(a) hereof shall be deemed to have supplemented the Prospectus only with respect to the Offering of the Series of Securities to which it relates. The conditions of Rule 415 under the Act have been satisfied with respect to the Company and the Registration Statement.

(b) On the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the foregoing does not apply to: (i) statements or omissions in such documents based upon written information furnished to the Company by any Underwriter specifically for use therein or (ii) any Current Report (as defined in Section 5(b) below) or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

(c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Company whether or not arising in the ordinary course of business and (ii) there have been no transactions entered into by the Company which are material, other than those in the ordinary course of business.

(d) This Agreement has been, and the Pooling and Servicing Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly executed and delivered by the Company and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject, as to the enforceability of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforceability of such remedies is considered in a proceeding in equity or at law).

(e) The Indenture, when executed and delivered as contemplated hereby and thereby will have been, duly executed and delivered by the Trust Fund and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Trust Fund and the Company in accordance with its terms, subject, as to the enforceability of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforceability of such remedies is considered in a proceeding in equity or at law).

(f) At the applicable Closing Date, each applicable Terms Agreement will have been duly authorized, executed and delivered by the Company and the Trust Fund, as applicable, and will be a legal, valid and binding obligation of the Company and the Trust Fund, as applicable, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforceability of such remedies is considered in a proceeding in equity or at law).

(g) The issuance of the Securities has been duly authorized by the Company and, when such Securities are executed and authenticated in accordance with the Pooling and Servicing Agreement and delivered against payment pursuant to this Agreement, such Securities will be validly issued and outstanding; the Certificates will be entitled to the benefits provided by the Pooling and Servicing Agreement; and the Notes will be entitled to the benefits provided by the Indenture. The Certificates are in all material respects in the form contemplated by the Pooling and Servicing Agreement. The Notes are in all material respects in the form contemplated by the Indenture.

(h) Neither the Company nor the Trust Fund is or, as a result of the offer and sale of the Securities as contemplated in this Agreement will become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or an "affiliated person" of any such "investment company" that is registered or is required to be registered under the Investment Company Act (or an "affiliated person" of any such "affiliated person"), as such terms are defined in the Investment Company Act.

(i) The representations and warranties made by the Company in the Pooling and Servicing Agreement and made in any Officer's Certificate of the Company delivered pursuant to the Pooling and Servicing Agreement will be true and correct at the time made and on the Closing Date.

(j) The representations and warranties made by the Trust Fund in the Indenture and made in any Officer's Certificate of the Company delivered pursuant to the Indenture will be true and correct at the time made and on the Closing Date.

3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, delivery of and payment for the Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP at such time as shall be specified in the applicable Terms Agreement, each such time being herein referred to as a "Closing Date." Delivery of the Certificates or Notes shall be made by the Company or the Trust Fund, as applicable, to the Underwriters against payment of the purchase price specified in the applicable Terms Agreement in Federal Funds by wire or check. Each of the Securities to be so delivered will be initially represented by one or more Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of such Securities will be represented by book entries on the records of DTC and participating members thereof.

4. OFFERING BY UNDERWRITERS. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. COVENANTS OF THE COMPANY. The Company covenants and agrees with you and the several Underwriters participating in the Offering of any Series of Securities that:

(a) In connection with the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement to be filed under the Act setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Prospectus, the price at which the Securities are to be purchased by the Underwriters from the Company or the Trust Fund, as applicable, either the initial public offering price or the method by which the price at which the Securities are to be sold will be determined, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Securities deem appropriate in connection with the offering of the Securities, but the Company will not file any amendments to the Registration Statement or any amendments or supplements to the Prospectus, unless it shall first have delivered copies of such amendments or supplements to you, and you shall not have objected thereto promptly after receipt thereof. The Company will advise you or your counsel promptly: (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, and
         (ii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Securities, or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or Blue Sky law, as soon as the Company is advised thereof, and will use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued.

(b) The Company will cause any 8-K Information (as defined in Section 8 below) with respect to each Series of Securities that are delivered by the Underwriters to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on the business day immediately following the day on which such 8-K Information are delivered to counsel for the Company by any of the Underwriters prior to 10:30 a.m. (and will use its best efforts to cause such 8-K Information to be so filed prior to 2:00 p.m., New York time, on such business day), and will promptly advise you when such Current Report has been so filed. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to an Offering of a Series that is delivered by any of the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by any of the Underwriters prior to 10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus Supplement, any of the Underwriters has delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of such Underwriter and the Company, a material change in the characteristics of the Mortgage Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by such Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by such Underwriter prior to 2:00 p.m. In each case, the Company will promptly advise you when such Current Report has been so filed. Notwithstanding the four preceding sentences, the Company shall have no obligation to file any materials provided by any of the Underwriters pursuant to Sections 8 and 9 which: (i) in the reasonable determination of the Company are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 8 below), or (ii) contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Derived Information (as defined in Section 8 below) provided by such Underwriter to the Company pursuant to Section 8 hereof. The Company shall give notice to you and such Underwriter of its determination not to file any materials pursuant to clause (i) of the preceding sentence and agrees to file such materials if such Underwriter or you reasonably object to such determination within one business day after receipt of such notice.

(c) If at any time when a prospectus relating to the Certificates is required to be delivered under the Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any 8-K Information or Derived Information incorporated by reference in the Prospectus other than any amendments or supplements of such 8-K Information or Derived Information that are furnished to the Company by the Underwriter pursuant to Section 8 hereof which are required to be filed in accordance therewith.

(d) With respect to each Series of Securities, the Company will make generally available to the holders of the Securities and will deliver to you, in each case as soon as practicable after being prepared, an earnings statement covering the twelve-month period beginning after the date of the Terms Agreement in respect of such series of Securities, which will satisfy the provisions of Section 11(a) of the Act with respect to the Securities.

(e) The Company will furnish to you copies of the Registration Statement (two of which will be signed and will include all documents and exhibits thereto or incorporated by reference therein), each related preliminary prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you request.

(f) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you reasonably designate and will continue such qualifications in effect so long as reasonably required for the distribution; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

(g) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and any Terms Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel and accountants) incurred by them in connection with qualification of the Securities and determination of their eligibility for investment under the laws of such jurisdictions as you designate and the printing of memoranda relating thereto, for any fees charged by the nationally recognized statistical rating agencies for the rating of the Securities, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, if applicable, and for expenses incurred in distributing preliminary prospectuses to the Underwriters.

(h) During the period when a prospectus is required by law to be delivered in connection with the sale of the Securities pursuant to this Agreement, the Company will file or cause to be filed, on a timely and complete basis, all documents that are required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(i) So long as the Securities of a Series shall be outstanding, the Company will deliver to you the annual statement of compliance delivered to the Trustee pursuant to the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the Pooling and Servicing Agreement or Indenture, as applicable, as soon as such statements are furnished to the Trustee or the Indenture Trustee, as applicable.

(j) The Underwriters shall pay the following costs and expenses incident to the performance of their obligations hereunder: (i) all Blue Sky fees and expenses as well as reasonable fees and expenses of counsel in connection with state securities law qualifications and any legal investment surveys; and (ii) the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP. Except as provided in this
         Section 5(j) and Section 10 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the cost of printing any agreement among underwriters, the fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, transfer taxes on resale of the Securities by the Underwriters, and any advertising expenses connected with any offers that the Underwriters may make.

6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters named in any Terms Agreement to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company as of the date hereof, the date of the applicable Terms Agreement and the applicable Closing Date, to the accuracy of the statements made in any officers' certificates (each an "Officer's Certificate") pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)      (i)      At the time the applicable Terms Agreement is executed, [ ]
                  and/or any other firm of certified independent public accountants acceptable to you shall have furnished to you a letter, addressed to you, and in form and substance satisfactory to you in all respects, stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter or the Prospectus Supplement, they have recalculated such numbers, percentages and weighted average lives set forth in the Prospectus as you may reasonably request, compared the results of their calculations to the corresponding items in the Prospectus, and found each such number, percentage, and weighted average life set forth in the Prospectus to be in agreement with the results of such calculations. To the extent historical financial delinquency or related information is included with respect to one or more master servicers, such letter or letters shall also relate to such information.

         (ii) At the Closing Date, [ ] and/or any other firm of certified independent public accountants acceptable to you shall have furnished to you a letter, addressed to you, and in form and substance satisfactory to you in all respects, relating to the extent such information is not covered in the letter or letters provided pursuant to clause (a)(i), to a portion of the information set forth on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement or Indenture, as applicable, and the characteristics of the mortgage loans, as presented in the Prospectus Supplement or the Form 8-K relating thereto, or if a letter relating to the same information is provided to the Trustee or Indenture Trustee, as applicable, indicating that you are entitled to rely upon its letter to the Trustee or Indenture Trustee, as applicable.

(b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its affiliates the effect of which, in any case, is, in your judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus. All actions required to be taken and all filings required to be made by the Company under the Act and the Exchange Act prior to the sale of the Securities shall have been duly taken or made; and prior to the applicable Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company or you, shall be contemplated by the Commission or by any authority administering any state securities or Blue Sky law.

(c) Unless otherwise specified in any applicable Terms Agreement for a Series, the Securities shall be rated in one of the four highest grades by one or more nationally recognized statistical rating agencies specified in said Terms Agreement.

(d) You shall have received the opinion of counsel for the Company, dated the applicable Closing Date, to the effect that:

         (i) Either: (A) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its assets and conduct its business as described in the Prospectus, and the Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of the State of New York, and the Company has no subsidiaries; or (B) the Trust Fund has been duly organized and is validly existing as a trust in good standing under the laws of the State of Delaware, with corporate power and authority to own its assets and conduct its business as described in the Prospectus.

         (ii) Each of this Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company and assuming due and valid authorization and execution by the other parties thereto, constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the application of equitable principles in any proceeding, whether at law or in equity. Such counsel's opinion may be qualified, in the case of the indemnity provisions in this Agreement, to applicable law or judicial policy.

         (iii) Either: (A) the Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the Company and assuming due and valid authorization and execution by the other parties thereto, constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the application of equitable principles in any proceeding, whether at law or in equity; or (B) the Indenture has been duly and validly authorized, executed and delivered by the Trust Fund and assuming due and valid authorization and execution by the other parties thereto, constitutes the valid and binding agreement of the Trust Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the application of equitable principles in any proceeding, whether at law or in equity.

         (iv) Either: (A) the Certificates are in a form authorized by the Pooling and Servicing Agreement, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Pooling and Servicing Agreement and delivered against payment pursuant to this Agreement and the related Terms Agreement, will be validly issued and outstanding; and the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement; or (B) the Notes are in a form authorized by the Indenture, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement and the related Terms Agreement, will be validly issued and outstanding; and the Notes will be entitled to the benefits of the Indenture.

         (v) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder; such counsel has no reason to believe that either the Registration Statement as of its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or the Prospectus as of the date of any Terms Agreement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements or other financial data or notes thereto or any statistical or tabular data contained or incorporated by reference in the Registration Statement or the Prospectus).

         (vi) The statements in the Prospectus and Prospectus Supplement under the heading "Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions, have been prepared or reviewed by such counsel and provide a fair summary of such law or conclusions; the statements in the Prospectus to the extent modified by the statements in the Prospectus Supplement under the headings "Summary of Terms," "Description of the Certificates" or "Description of the Notes", as applicable, and "The Pooling and Servicing Agreement" or "the Indenture", as applicable, and such other headings as you may request, insofar as such statements constitute a summary of the proposed transaction and of the provisions of the Certificates or Notes, as applicable, or the Pooling and Servicing Agreement or the Indenture, as applicable, constitute a fair and accurate summary of such transaction and provisions.

         (vii) Neither the Company nor the Trust Fund is, or as a result of the offer and sale of the Securities as contemplated in the Prospectus and in this Agreement will become, an "investment company" as defined in the Investment Company Act, or an "affiliated person" of any such "investment company" that is registered or is required to be registered under the Investment Company Act (or an "affiliated person" of any such "affiliated person"), as such terms are defined in the Investment Company Act.

         (viii) The Securities offered pursuant to the Registration Statement and indicated as such in the Prospectus Supplement will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Securities are rated in one of the two highest grades by at least one nationally recognized statistical rating agency.

         (ix) Either: (A) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); or (B) the Indenture has been duly qualified under the Trust Indenture Act.

                  Each opinion also shall relate to such other matters as may be specified in the related Terms Agreement or as to which you reasonably may request. In rendering any such opinion, counsel for the Company may rely on certificates of responsible officers of the Company, the Trustee or Indenture Trustee, as applicable, and public officials or, as to matters of law other than New York or federal law, on opinions of other counsel (copies of which opinions shall be delivered to you), provided that, in cases of opinions of other counsel, counsel for the Company shall include in its opinion a statement of its belief that both it and you are justified in relying on such opinions.

(e) You shall have received from counsel for the Company a letter, dated as of the Closing Date, stating that you may rely on the opinions delivered by such firm under the Pooling and Servicing Agreement or Indenture, as applicable, and to the rating agency or agencies rating the Securities as if such opinions were addressed directly to you (copies of which opinions shall be delivered to you).

(f) You shall have received from counsel for the Underwriters, if such counsel is different from counsel to the Company, such opinion or opinions, dated as of the Closing Date, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may have requested from it for the purpose of enabling them to pass upon such matters.

(g) You shall have received Officer's Certificates signed by such of the principal executive, financial and accounting officers of the Company as you may request, dated as of the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct; that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated; that, subsequent to the respective dates as of which information is given in the Prospectus, and except as set forth or contemplated in the Prospectus, there has not been any material adverse change in the general affairs, business, key personnel, capitalization, financial condition or results of operations of the Company; that except as otherwise stated in the Prospectus, there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or, to their knowledge, threatened, affecting the Company or the transactions contemplated by this Agreement; and that attached thereto are true and correct copies of a letter or letters from the one or more nationally recognized statistical rating agencies specified in the applicable Terms Agreement confirming that, unless otherwise specified in said Terms Agreement, the Securities have been rated in one of the four highest grades by each of such agencies and that such rating has not been lowered since the date of such letter.

(h)      Subsequent to the execution and delivery of the applicable Terms
         Agreement,

         (i) (A) there shall not have occurred a declaration of a general moratorium on commercial banking activities by either the Federal or New York State authorities which remains in effect and which, in Underwriters' reasonable judgment, substantially impairs the Underwriters' ability to settle the transaction and (B) the United States shall not have become engaged in hostilities (including an act or acts of domestic or international terrorism) which have resulted in the declaration of a national emergency or a declaration of war, which makes it impracticable or inadvisable, in the Underwriters' reasonable judgment, to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented, and

         (ii) there shall not have occurred (A) any suspension or limitation on trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market system, or any setting of minimum prices for trading on such exchange or market system, (B) any suspension of trading of any securities of The Goldman Sachs Group Inc. on any exchange or in the over-the-counter market or (C) any material outbreak or material escalation of hostilities involving the engagement of armed conflict in which the United States is involved if, in the case of clause (A), (B) or (C), in the mutual reasonable determination of the Underwriters and the Company, the effect of any such suspension, limitation, setting of minimum prices, outbreak or escalation makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                  The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to a particular Offering when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to you, this Agreement (with respect to the related Offering) and the related Terms Agreement and all obligations of the Underwriters hereunder (with respect to the related Offering) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

7.       INDEMNIFICATION.

(a) The Company shall indemnify and hold each Underwriter harmless against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any related preliminary prospectus or any portion of the 8-K Information or Prospectus Information (each as defined below) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein or (ii) the Derived Information; and provided further, that the Company shall not be liable to any Underwriter or any person controlling any Underwriter under the indemnity agreement in this Section 7(a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of such Underwriter or such controlling person results from the fact that such Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter. The indemnity agreement in this Section 7(a) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the officers and directors of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or 8-K Information, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made: (i) in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein or (ii) in any Derived Information prepared by such Underwriter, and shall reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim. The indemnity agreement in this Section 7(b) shall be in addition to any liability which each Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Act.

(c)      Promptly after receipt by an indemnified party under Section 7(a) or
         (b) of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or (b) above, notify the indemnifying party of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such section to such indemnified party unless the indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the Offering of the Certificates as to which such loss, liability, claim, damage or expense is claimed to arise. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the Terms Agreement in respect of the Offering of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then supplemented or amended (excluding documents incorporated by reference), whichever is more recent, if the Company has previously furnished copies thereof to such Underwriter. The Company and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of the Securities in this Section 7(d) to contribute are several and not joint in proportion to their respective underwriting obligations with respect to the Offering of the Securities as set forth in the Terms Agreement.

8.       8-K INFORMATION AND DERIVED INFORMATION.

(a) Not later than 2:00 p.m., New York time, on the business day before the date on which the Current Report relating to the Company of a Series is required to be filed by the Company with the Commission pursuant to Section 5(b) hereof, you and any other applicable Underwriters shall deliver to the Company, and unless otherwise agreed to by the Company, in a form reasonably convertible to an EDGAR filing format, a copy of all materials provided by the Underwriters to prospective investors in such Certificates which constitute "Computational Materials," "ABS Term Sheets" and "Collateral Term Sheets" (collectively, the "8-K Information") in connection with its offering of the Securities, as described in the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I and certain affiliates, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), and the requirements of the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters"); subject to the following conditions: (i) such Underwriter shall comply with the requirements of the No-Action Letters; (ii) for purposes hereof, "Computational Materials" shall have the meaning given such term in the No-Action Letters, but with respect to any Underwriter shall include only those Computational Materials that have been prepared by such Underwriter for prospective investors and for purposes hereof and "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter but with respect to any Underwriter shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared by such Underwriters for prospective investors; (iii) each Underwriter shall provide to the Company any 8-K Information which is provided to investors no later than the second Business Day preceding the date such 8-K Information is required to be filed pursuant to the applicable No-Action Letters and each Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed; and (iv) in the event that the Company or any Underwriter discovers an error in the 8-K Information, the Underwriter that prepared such material shall prepare corrected 8-K Information and deliver it to the Company for filing.

(b) The Company will cause to be filed with the Commission one or more current reports on Form 8-K with respect to the 8-K Information.

(c) Each Underwriter shall cause [ ] and/or any other firm of certified independent public accountants acceptable to you to furnish the Company a letter dated no later than the Closing Date, in form and substance satisfactory to the Seller, with respect to any 8-K Information prepared by such Underwriter.

(d) Each Underwriter represents and warrants to, and covenants with, the Company that the Derived Information prepared by such Underwriter for prospective investors, when read in conjunction with the Prospectus is not misleading and not inaccurate in any material respect.

                  For purposes of this Underwriting Agreement, the term "Derived Information" means such portion, if any, of 8-K Information that is not Pool Information or Prospectus Information; provided, however, that 8-K Information that is not Pool Information or Prospectus Information shall not constitute Derived Information to the extent such information is inaccurate or misleading in any material respect directly as a result of it being based on Pool Information or Prospectus Information that is inaccurate or misleading in any material respect. "Pool Information" means the information furnished by magnetic tape, diskette or any other computer readable format, or in writing to the Underwriters by the Company or Goldman Sachs Mortgage Company, a New York limited partnership, regarding the Mortgage Loans; and "Prospectus Information" means the information contained in (but not incorporated by reference in) any preliminary prospectus or preliminary offering memorandum, provided, however, that if any information that would otherwise constitute Pool Information or Prospectus Information is presented in the 8-K Information in a way that is either inaccurate or misleading in any material respect when read in conjunction with the Prospectus and would not be inaccurate or misleading in any material respect but for the manner in which such information is presented, such information shall not be Pool Information or Prospectus Information.

9. DEFAULT OF UNDERWRITERS. If an Offering of Securities shall not be consummated because the circumstances described in Section 6(h) shall have occurred, then the Company shall not have any liability to the Underwriters with respect to such Offering of Securities except as provided in Section 5(g) and Section 7 hereof; but if for any other reason any Securities are not delivered to the Underwriters as provided hereunder and under the Terms Agreement, the Company will be liable to reimburse the Underwriters for all out-of-pocket expenses, including counsel fees and disbursements reasonably incurred by the Underwriters in making preparations for the Offering of Securities, but the Company shall not then have any further liability to any Underwriter with respect to such Securities except as provided in Section 5(g) and Section 7 hereof or in the Terms Agreement, if applicable. If any Underwriter or Underwriters participating in an Offering of Securities default in their obligations to purchase Securities hereunder and under the Terms Agreement and the aggregate purchase price of Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate purchase price of the Securities then being purchased, you may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date the non-defaulting Underwriters shall be obligated, in proportion to their respective total commitments as set forth in the applicable Terms Agreement (for all classes of Securities), to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate purchase price of Securities with respect to which such default or defaults occur is more than 10% of the aggregate purchase price of Securities then being purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, the Terms Agreement as to which such offering relates will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Sections 5(h), 7 and 11 hereunder. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its or their default.

10. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter or the Company or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the Securities.

11. NOTICES. All communications hereunder will be in writing, and will be mailed, delivered or sent by facsimile transmission and confirmed.
Communications to you shall be given to you at [      ] Attention: [       ].
Communications to the Company shall be given to it at 85 Broad Street, New York, New York 10004, Attention: Jay Strauss, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed to such Underwriter at the address furnished by it.

12. SUCCESSORS. This Agreement and the Terms Agreement will inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder or thereunder.

13. REPRESENTATION OF UNDERWRITERS. You will act for the several Underwriters in connection with each Offering of Securities governed by this Agreement, and any action under this Agreement and any Terms Agreement taken by you will be binding upon all the Underwriters identified in such Terms Agreement.

14. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15. COUNTERPARTS. This Agreement and any Terms Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement among the Company and the several Underwriters in accordance with its terms.

                           Very truly yours,

                           GS MORTGAGE SECURITIES CORP.



                           By:      ___________________________________________
                                    Name:
                                    Title:

The foregoing Underwriting Agreement hereby is confirmed and accepted as of the date first above written.

[GOLDMAN SACHS & CO.]


By:___________________________
      Name:
      Title:


                                                                   EXHIBIT A


                         GS MORTGAGE SECURITIES CORP.

                         Mortgage-Backed Certificates


                   FORM OF TERMS AGREEMENT FOR CERTIFICATES


Dated: [               ], 200[ ]


To:  [                            ] [AND                                ]

Re:  Underwriting Agreement dated [                   ], 200[ ]

Series Designation:  Series 200[ ] - [ ]

Class Designation Schedule:

TERMS OF THE CERTIFICATES:
-----------------------------------------------

                                    Original Principal               Interest                Price to
           CLASS                          AMOUNT                       RATE               PUBLIC (1) (2)
-----------------------------    --------------------------     -------------------    ----------------------
-----------------------------    --------------------------     -------------------    ----------------------



-----------------------------------------------

(1) Do not include if the Certificates will be offered from time to time by the Underwriter in negotiated transactions at varying prices to be determined at the time of sale.

(2)  Plus accrued interest, if any, at the applicable rate from [                             ].

DISTRIBUTION DATES:  The [          ] day of each month or, if such [          ]
day is not a business day, the next succeeding business day commencing
[                                ].

CERTIFICATE RATING:

MORTGAGE ASSETS: The initial amounts to be included in any Reserve Account and other accounts are as set forth, and the Mortgage Loans to be included in the Trust Fund are as described, in Annex A hereto.

PURCHASE PRICE: The aggregate purchase price payable by the Underwriter for
the Certificates covered by this Agreement will be $[   ]. [Purchase price may
also be separately stated by class.]

CREDIT ENHANCEMENT: [Include pool policies, letters of credit, bonds, subordination and similar arrangements.]

CLOSING DATE:  [           ], 200[ ], [           ] a.m., N.Y. time

The undersigned, agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Certificates set forth [herein] [on Schedule I attached hereto].

[UNDERWRITER].

By:      _________________________
         Name:
         Title:

[ADDITIONAL UNDERWRITERS]

By:      __________________________
         Name:
         Title:

Accepted:

GS MORTGAGE SECURITIES CORP.


By:      __________________________
         Name:
         Title:





                         GS MORTGAGE SECURITIES CORP.

                             Mortgage-Backed Notes


                       FORM OF TERMS AGREEMENT FOR NOTES


Dated: [               ], 200[ ]


To:  [                            ] [AND                                ]

Re:  Underwriting Agreement dated [                   ], 200[ ]

Series Designation:  Series 200[ ] - [ ]

Class Designation Schedule:

TERMS OF THE NOTES:
-----------------------------------------------

                                    Original Principal               Interest                Price to
           CLASS                          AMOUNT                       RATE               PUBLIC (1) (2)
-----------------------------    --------------------------     -------------------    ----------------------
-----------------------------    --------------------------     -------------------    ----------------------



-----------------------------------------------

(1) Do not include if the Notes will be offered from time to time by the Underwriter in negotiated transactions at varying prices to be determined at the time of sale.

(2)  Plus accrued interest, if any, at the applicable rate from [                             ].

DISTRIBUTION DATES:  The [          ] day of each month or, if such [          ]
 day is not a business day, the next succeeding business day commencing
[                                ].

NOTE RATING:

MORTGAGE ASSETS: The initial amounts to be included in any Reserve Account and other accounts are as set forth, and the Mortgage Loans to be included in the Trust Fund are as described, in Annex A hereto.

PURCHASE PRICE:  The aggregate purchase price payable by the Underwriter for
the Notes covered by this Agreement will be $[                              ].
[Purchase price may also be separately stated by class.]

CREDIT ENHANCEMENT: [Include pool policies, letters of credit, bonds, subordination and similar arrangements.]

CLOSING DATE:  [           ], 200[ ], [           ] a.m., N.Y. time

The undersigned, agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Notes set forth [herein] [on
Schedule I attached hereto].

[UNDERWRITER].

By:      _________________________
         Name:
         Title:

[ADDITIONAL UNDERWRITERS]

By:      __________________________
         Name:
         Title:

Accepted:

GS MORTGAGE SECURITIES CORP.


By:      __________________________
         Name:
         Title:



                    SCHEDULE I (FOR MULTIPLE UNDERWRITERS)

                                 Underwriters

NAME                         CLASS             CLASS             CLASS           CLASS           CLASS
-------------                -------------     --------------    ------------    ------------    ------------
                             -------------     --------------    ------------    ------------    ------------
[Underwriter                 $                 $                 $               $               $
[Other Underwriters]


                             -------------     --------------    ------------    ------------    ------------
                             -------------     --------------    ------------    ------------    ------------
Total
                             =============     ==============    ============    ============    ============